UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 26, 2006

Radiant Logistics, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50283	04-3625550
(Commission File Number)	(IRS Employer Identification Number)

1227 120th NE, Bellevue, WA 98005
(Address of Principal Executive Offices)

(425) 462-1094
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)
□    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b)
□    Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 4.01	Change in Registrant’s Certifying Accountant

(a)   On October 26, 2006, Radiant Logistics, Inc. (the "Company" or "Radiant") dismissed Stonefield Josephson, Inc. ("Stonefield Josephson") as the Company’s independent accountants. The decision to change accountants was due to the Company’s desire to promote efficiency by engaging auditors with a principal office proximate to the Company’s headquarters, and in recognition that the Company’s former audit partner was required under SEC rules, to rotate off of the account. The decision to change accountants was made by Radiant’s Board of Directors.

Stonefield Josephson’s audit reports on the Company’s financial statements for the six month period ended June 30, 2006, and for the year ended December 31, 2005, did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit reports for the years ended December 31, 2004 and December 31, 2003, were qualified with respect to the Company’s ability to continue as a going concern at which time the Company, from inception until October 2005, operated under a former business model and management, and was known as "Golf Two, Inc."

During the six month period ended June 30, 2006, and years ended December 31, 2005, 2004 and 2003, and the subsequent interim period through Radiant's change in independent accountants, there were no disagreements with Stonefield Josephson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Stonefield Josephson's satisfaction, would have caused Stonefield Josephson to make reference to the subject matter of the disagreements in connection with its report.

There were no reportable events (as defined in Regulation S-K, Item 304(a)(1)(v)) during the six month period ended June 30, 2006, and years ended December 31, 2005, 2004 and 2003, and the subsequent interim period through Radiant’s change in independent accountants, except for the material weakness in internal control disclosed in Item 8A of Radiant’s Annual Report on Form 10-KSB filed with the Securities and Exchange Commission on March 17, 2006, which related to accounting adjustments proposed by Stonefield Josephson with respect to the Company’s interim financial statements for the period ended September 30, 2005 that when taken together with adjustments made in other interim periods indicated a material weakness in our internal control over financial reporting at which time the Company operated under a former business model and management, and was known as "Golf Two, Inc."

(b)    On October 30, 2006, the Company engaged Peterson Sullivan PLLC ("Peterson Sullivan") as its new independent accountants, subject to execution of a definitive engagement letter. During the six month period ended June 30, 2006, and years ended December 31, 2005, 2004 and 2003, and during the subsequent interim period through Radiant’s engagement of Peterson Sullivan, neither Radiant nor anyone on its behalf consulted with Peterson Sullivan regarding the application of accounting principles to any transactions, either completed or proposed; or the type of audit opinion that might be rendered on Radiant's financial statements, in each case with respect to which either a written report or oral advice was provided that Peterson Sullivan concluded was an important factor considered by Radiant in reaching a decision as to the issue.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

16.1	Stonefield Josephson’s October 31, 2006 letter to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADIANT LOGISTICS, INC.

Date: October 31, 2006	By:	/s/ Bohn H. Crain
Bohn H. Crain, CEO